UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2014

Item 1.	Reports to Stockholders.

Annual Report 12/31/2014

OppenheimerFunds®
The Right Way
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Oppenheimer Commodity Strategy Total Return Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Commodity Index
1-Year	-22.48%	-26.94%	-17.01%

5-Year	-6.12	-7.23	-5.53

10-Year	-6.31	-6.86	-1.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2         OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -22.48% during the one-year reporting period ended December 31, 2014. In comparison, the Bloomberg Commodity Index (the “Index”) produced a return of -17.01%. After performing positively over the first half of the reporting period, the commodity market reversed course and fell sharply in the second half. The Federal Reserve (the “Fed”) ended its latest quantitative easing (“QE”) program just as the European Central Bank (the “ECB”) prepared to launch its own QE effort while the Bank of Japan (the “BoJ”) continued with its aggressive money printing experiment. In addition, economic growth in the developed markets remained soft while growth in the emerging markets slowed, which negatively impacted demand for commodities. Against this backdrop, the dollar rose sharply, inflation expectations fell and investors became increasing wary of a potentially hawkish change in U.S. monetary policy. This combination of factors put pressure on prices across the commodity complex.

MARKET OVERVIEW

To start 2014, the Fed began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the QE program’s purchases. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of Latin America and the Asia Pacific region. Renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the ECB came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the BoJ executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell.

FUND REVIEW

In our view, 2014 was a tale of two halves in commodities. The Index climbed in the first half of the year after making its high for 2014 on April 29, and then declined significantly in the second half, marking its low on December 31. There were several triggers for the drop in commodity prices in the second half of 2014. In October, the Fed ended its current QE program while the ECB prepared to launch its own QE effort and the BoJ continued to pump money aggressively into the Japanese economy. In addition, economic growth in the U.S. accelerated in the second half of the year while the growth rate remained flat or declined in the Eurozone, China and Japan. More generally, economic growth remained soft in the developed markets and decelerated in the emerging markets, which negatively impacted demand for commodities. Partly as a result of these factors, the U.S. dollar climbed steadily and inflation expectations fell. This slowing of growth in the emerging markets, combined with a rising dollar, put significant pressure on commodity prices. This dynamic manifested itself across all commodity sectors, but was especially evident in energy where Brent crude oil fell 48.3% and West Texas Intermediate (“WTI”) crude oil fell

4       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

45.9% in 2014. (Crude oil is the most widely traded commodity on a dollar-weighted basis.) Finally, investors became increasingly concerned about a potentially hawkish change in U.S. monetary policy. Weakening demand, a rising U.S. dollar, slowing economic growth in the emerging markets and falling inflation expectations all tend to be bearish for commodity prices. On the positive side, interest rates rallied sharply in 2014, with the yield on the 10-year Treasury Note falling to 2.17%, or 86 basis points below where it ended 2013.

For 2014, just five of the 22 commodities of the Index generated positive returns. They included coffee (up 48%), live cattle (up 26%), zinc (up 7%), nickel (up 7%) and lean hogs (up 2%). The worst performers for the year included gasoline (down 49%), Brent crude oil (down 49%) and WTI crude oil (down 46%).

The top performing strategies for the Fund during the reporting period included its underweight position in soybeans, a curve trade in lean hogs and a spread position on WTI/Brent crude oil.

We had an underweight position relative to the Index in soybeans and grains in general during the reporting period, which benefited as they experienced price declines. Robust global demand and investor interest drove grains prices higher throughout early 2014. Wheat was also supported by drought during the winter growing season, leaving that crop in extremely poor condition. By early May, the realization that global stocks and global growing conditions were healthy enough to counteract a challenging winter wheat yield began to change investor sentiment. The view on global stocks and the change in sentiment drove wheat and corn prices sharply lower through the rest of the second quarter. This trend continued during the third quarter due to decreasing demand combined with rising inventories and nearly ideal growing conditions in North America. Carryout expectations climbed, investor sentiment weakened and prices declined steeply for all commodities except coffee, which performed well in 2014 in part based on adverse weather in Brazil. Soybeans also experienced declines due partly to a U.S. Department of Agriculture supply and demand report released in June 2014 that reinforced the market’s view that inventories were not as tight as previously reported and the 2014 harvest could be very large.

Under the Fund’s curve trade in lean hogs, we take positions on the futures curve depending on our view of how the commodity is priced relative to its fundamentals. The U.S. hog herd started

5       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2014 extremely stressed from the Porcine Epidemic Diarrhea (“PED”) virus, driving prices to approximately $130. During the third quarter, seasonal demand began to dissipate and there were indications that the herd was building back up. That trend continued into the fourth quarter when we took advantage of front month prices moving lower than the rest of the curve.

Within the spread position on WTI/Brent crude oil, we seek to take advantage of relative mispricing of the two crude oils depending on our view of fundamentals and market conditions via futures contracts. For example, if we believe Brent is trading expensive relative to WTI, then we might sell Brent and buy WTI, or vice versa. The spread between WTI and Brent crudes ratcheted higher late in the third quarter, ultimately reaching a high in mid-October 2014. Imports quickly fell toward the lows for the year and the spread quickly sold off so that Brent was trading at a $5 premium to WTI, accounting for most of the profits on this position. For the rest of the fourth quarter, Brent continued to trade at a premium to WTI in a range of $3 to $5. We expect the import dynamic to continue along with greater price elasticity and geopolitical tensions in global markets, which would allow us to manage this spread with a short bias.

Detractors from performance included overweight positions in WTI crude oil, nickel and platinum.

In addition to investing based on the spread between WTI and Brent crude oil, we had a general overweight position in WTI crude oil relative to the Index during part of this reporting period. A brief pause at $90 per barrel ultimately gave way to consistent selling that accelerated after the Organization of the Petroleum Exporting Countries (“OPEC”) decision to keep production stable on November 27. The price fell through every estimate of OPEC production costs with WTI crude oil ending the year at $53. While we did not expect any significant cut in production, we did expect some “token” cuts and verbal support for $70 oil in the short run. The OPEC decision was fairly surprising in that it created a fracture within the organization that will be difficult to heal. Our view is that global supply/demand gets balanced more quickly than the market currently expects and that U.S. production will likely begin to react by mid- 2015. We also believe that geopolitical risks remain and the Libyan/Syrian production increase in 2014 will likely prove not to be particularly stable.

Nickel performed well over the first half of the year into September, when reports came out that China was actively using nickel ore

6       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

sourced from the Philippines. Much of the reason for nickel’s price rise was due to the ban on the export of ore placed by the Indonesian government. So when the market determined that buyers were replacing Indonesian ore with Philippines ore, even though it is of inferior quality, it was enough to push some of the accumulated speculative interest out. In addition, nickel inventories grew consistently over the fourth quarter of 2014 and helped to keep pricing in a tight range, ultimately finishing the year near the metal’s lows. However, we believe London Metals Exchange warehouse data can often distort the actual availability of the metal. With the closures of multiple projects around the world slated for 2015, we believe there may be a growing deficit to chip away at inventories with the real risk of available metal becoming scarce. Price may react to that prospect in light of the current Indonesian export ban.

Platinum experienced declines as above ground stocks were severely depleted during the South African union strike and companies were forced to restructure their workforces. The growing risk of power rationing throughout the producing regions is another headwind to supply while demand prospects have ticked higher. Year-over-year gains in European car sales and robust Asian jewelry demand are expected to continue, even in the face of slower growth, and the resulting deficit could grow larger than currently estimated.

STRATEGY & OUTLOOK

While there are reasons to remain mindful of risks, there are also a number of potential positives that we believe could be supportive of commodity pricing going forward. For example, the U.S. economy enjoyed robust growth in the second half of the year and enters 2015 with significant momentum. The Eurozone continues to grow (albeit slowly), Japan is engaged in a bold money printing experiment and China has initiated new rounds of stimulus. Both monetary and fiscal policies in the U.S., the Eurozone, the U.K., Japan, and many other countries remain extremely accommodative, and several commodity markets (including soybeans, copper and live cattle) look fairly well balanced to us. This means that supply side fundamentals and commodity-specific relative value opportunities will likely continue to evolve.

We see value in certain commodities on a fundamental basis. For example, we believe the market is too bearish on the energy sector and is not properly discounting the geopolitical and other risks to global crude production. We are overweight energy with a focus on commodities (like WTI crude oil) that we believe are mispriced relative to their underlying supply/demand fundamentals.

7       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

In industrial metals, we are overweight nickel which is a tight market with promising demand characteristics. Finally, we believe location and time spreads in energy and agriculture as well as relative value positions in base metals can provide us with opportunities to generate value.

8       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Top Holdings and Allocations

SECTOR ALLOCATION OF COMMODITY-LINKED INVESTMENTS

Energy	36.2%
Agriculture	31.9
Industrial Metals	26.3
Precious Metals	19.7
Livestock	7.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and represent the relative economic exposure, by sector, of the commodity-linked investments held by the Fund and its Wholly-Owned Subsidiary, RAF Fund Ltd., and are based on net assets. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund’s allocation of its investments within each sector of the Bloomberg Commodity Index may differ (at times, significantly) from the sector weightings of the Bloomberg Commodity Index. The Fund is not an index fund.

PORTFOLIO ALLOCATION

Short-Term Notes	30.1%
Investment Company
Oppenheimer Institutional Money Market Fund	20.1
Non-Convertible Corporate Bonds and Notes	18.3
Structured Securities	15.7
U.S. Government Obligations	14.1
Certificates of Deposit	1.2
Exchange-Traded Options Purchased	0.5
Mortgage-Backed Obligations Non-Agency	— *

*	Represents less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

9       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (QRAAX)	3/31/97	-22.48%	-6.12%	-6.31%
Class B (QRABX)	3/31/97	-23.02%	-6.90%	-6.76%
Class C (QRACX)	3/31/97	-22.73%	-6.79%	-7.02%
Class I (QRAIX)	4/27/12	-21.93%	-13.73%*	N/A
Class R (QRANX)	3/1/01	-22.60%	-6.35%	-6.57%
Class Y (QRAYX)	3/31/97	-22.26%	-5.80%	-5.92%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (QRAAX)	3/31/97	-26.94%	-7.23%	-6.86%
Class B (QRABX)	3/31/97	-26.87%	-7.26%	-6.76%
Class C (QRACX)	3/31/97	-23.50%	-6.79%	-7.02%
Class I (QRAIX)	4/27/12	-21.93%	-13.73%*	N/A
Class R (QRANX)	3/1/01	-23.38%	-6.35%	-6.57%
Class Y (QRAYX)	3/31/97	-22.26%	-5.80%	-5.92%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Commodity Index (previously the Dow Jones-UBS Commodity Index). The Bloomberg Commodity Index is a broadly diversified index that is composed of futures contracts on 22 physical commodities

10       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

traded on U.S. futures exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Class A	$ 1,000.00	$ 728.70	$ 6.34
Class B	1,000.00	724.90	9.71
Class C	1,000.00	727.00	9.68
Class I	1,000.00	729.80	4.37
Class R	1,000.00	729.00	7.45
Class Y	1,000.00	729.00	5.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.90	7.40
Class B	1,000.00	1,014.01	11.33
Class C	1,000.00	1,014.06	11.28
Class I	1,000.00	1,020.16	5.10
Class R	1,000.00	1,016.64	8.68
Class Y	1,000.00	1,019.21	6.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.45%
Class B	2.22
Class C	2.21
Class I	1.00
Class R	1.70
Class Y	1.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2014

	Principal Amount	Value

Mortgage-Backed Obligation—0.0%

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,2,3] (Cost $481,671)	$645,555	$98,124

U.S. Government Obligations—14.2%

United States Treasury Nts.:
0.125%, 4/30/15[2]	3,700,000	3,701,154
0.25%, 2/28/15[2,4,5]	3,100,000	3,101,091
0.25%, 7/15/15[2,5]	500,000	500,352
0.375%, 4/15/15[2,5]	400,000	400,344
0.375%, 11/15/15-2/15/16[2,4,5]	7,000,000	7,006,056
0.375%, 1/15/16[2]	2,000,000	2,001,796
1.25%, 10/31/15[2,4,5]	5,200,000	5,243,165
1.75%, 7/31/15	1,000,000	1,009,258
1.75%, 5/31/16[2,5]	400,000	407,234
2.00%, 4/30/16[2,4,5]	2,450,000	2,500,627
2.125%, 5/31/15[2,5]	3,700,000	3,730,640
2.25%, 1/31/15[2,4,5]	4,400,000	4,407,735
4.00%, 2/15/15[2,5]	7,700,000	7,736,698
4.125%, 5/15/15[2,4,5]	1,800,000	1,826,790
4.25%, 8/15/15[2,4]	2,500,000	2,562,890

Total U.S. Government Obligations (Cost $46,087,458)		46,135,830

Corporate Bonds and Notes—18.5%

Consumer Discretionary—2.4%

Automobiles—1.6%

Nissan Motor Acceptance Corp., 4.50% Sr. Unsec. Nts., 1/30/15[6]	4,997,000	5,011,656

Media—0.8%

Comcast Corp., 6.50% Sr. Unsec. Nts., 1/15/15	2,687,000	2,693,194

Consumer Staples—4.3%

Beverages—1.5%

SABMiller Holdings, Inc., 1.85% Sr. Unsec. Nts., 1/15/15[6]	5,000,000	5,001,980

Food Products—1.3%

General Mills, Inc., 5.20% Sr. Unsec. Nts., 3/17/15	4,000,000	4,037,872

Tobacco—1.5%

Altria Group, Inc., 4.125% Sr. Unsec. Nts., 9/11/15	4,723,000	4,831,695

Financials—6.1%

Commercial Banks—4.9%

Bank of America Corp.:
3.70% Sr. Unsec. Nts., 9/1/15	1,500,000	1,526,578
4.50% Sr. Unsec. Nts., 4/1/15	2,000,000	2,018,988

Citigroup, Inc., 6.01% Sr. Unsec. Nts., 1/15/15	5,015,000	5,022,166

JPMorgan Chase & Co., 1.10% Sr. Unsec. Nts., 10/15/15	2,500,000	2,505,283

KeyCorp, 3.75% Sr. Unsec. Nts., 8/13/15	4,846,000	4,932,511

		16,005,526

Consumer Finance—1.2%

Capital One Financial Corp., 5.50% Sr. Unsec. Nts., 6/1/15	3,800,000	3,869,601

14        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal Amount	Value

Industrials—1.6%

Road & Rail—1.6%

CSX Corp., 6.25% Sr. Unsec. Nts., 4/1/15	$1,667,000	$1,689,634

Ryder System, Inc., 3.15% Sr. Unsec. Nts., 3/2/15	3,433,000	3,446,262

		5,135,896

Information Technology—1.4%

IT Services—1.4%

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	4,685,000	4,703,721

Materials—2.7%

Chemicals—1.1%

Ecolab, Inc., 4.875% Sr. Unsec. Nts., 2/15/15	3,595,000	3,612,188

Metals & Mining—1.6%

Rio Tinto Alcan, Inc., 5% Sr. Unsec. Nts., 6/1/15	4,900,000	4,987,029

Total Corporate Bonds and Notes (Cost $59,937,399)		59,890,358

Structured Securities—15.8%

Canadian Imperial Bank of Commerce, Custom 8 Enhanced Roll DJ Commodity Index Linked Nts., 0.078%, 12/17/15[10]	14,600,000	10,616,086

Canadian Imperial Bank of Commerce, Oppenheimer Quarterly Roll Commodity Index Linked Nts., 0.14%, 1/22/16[6,10]	21,300,000	19,402,920

UBS AG (London Branch), Custom Multi-rolll Strategy Excess Return Bloomberg Commodity Index Linked Nts., 0.093%, 12/17/15[10]	14,600,000	10,613,413

UBS AG (London Branch), Custom Pre-post Roll Strategy Excess Return Bloomberg Commodity Index Linked Nts., 0.093%, 12/17/15[10]	14,600,000	10,619,151

Total Structured Securities (Cost $65,100,000)		51,251,570

Short-Term Notes—30.4%

Auto Components—1.4%
BorgWarner, Inc., 0.35%, 1/16/15	4,500,000	4,499,344

Banks—1.5%
Santander Commercial Paper SA, 0.756%, 6/4/15[8]	5,000,000	4,990,305

Beverages—2.8%
Bacardi Corp., 0.36%, 1/14/15[8]	4,500,000	4,499,415

Diageo Capital plc, 0.48%, 1/14/15[8]	4,400,000	4,399,237

		8,898,652

Chemicals—3.6%
Agrium US, Inc., 0.37%, 1/20/15[8]	5,100,000	5,099,004

Airgas. Inc., 0.42%, 1/16/15[8]	4,500,000	4,499,213

PPG Industries, Inc., 0.38%, 1/8/15	2,100,000	2,099,845

		11,698,062

Electric Utilities—4.2%
Alliant Energy Corp., 0.38%, 1/6/15	4,200,000	4,199,778

Duke Energy Corp., 0.32%, 1/5/15[8]	5,100,000	5,099,819

15      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

					Principal Amount	Value

Electric Utilities (Continued)

Northeast Utilities, 0.37%, 1/9/15[8]					$4,200,000	$4,199,655

						13,499,252

Food Products—2.6%
Kroger Co., 0.285%, 1/5/15[8]					8,400,000	8,399,734

Insurance—1.5%
Prudential Financial, Inc., 0.603%, 8/21/15[8]					5,100,000	5,085,641

Leasing & Factoring—2.3%
Daimler Finance North America LLC, 0.604%, 2/26/15[8]					3,000,000	2,997,200

Hitachi Capital America Corp., 0.43%, 1/7/15					4,500,000	4,499,678

						7,496,878

Media—1.4%
CBS Corp., 0.40%, 1/6/15[8]					4,500,000	4,499,750

Metals & Mining—1.4%
Glencore Funding LLC, 0.40%, 1/8/15[8]					4,500,000	4,499,650

Multi-Utilities—1.5%
Xcel Energy, Inc., 0.401%, 5/8/15[8]					5,000,000	4,994,038

Oil, Gas & Consumable Fuels—1.6%
Eni Finance USA, Inc., 0.522%, 1/22/15[8]					5,200,000	5,198,423

Specialty Retail—1.3%
Reed Elsevier, Inc., 0.25%, 1/5/15[8]					4,200,000	4,199,883

Transportation Infrastructure—1.7%
ERCA USA Finance LLC, 0.52%, 1/6/15[8]					4,500,000	4,499,675

Ryder System, Inc., 0.40%, 1/13/15					1,000,000	999,867

						5,499,542

Water Utilities—1.6%
American Water Capital Corp., 0.31%, 1/14/15[8]					5,100,000	5,099,429

Total Short-Term Notes (Cost $98,545,780)						98,558,583

	Exercise Price		Expiration Date		Contracts

Exchange-Traded Options Purchased—0.5%

Brent Crude Oil (European) Futures, 12/15 Call[2,9]	USD	85.000	11/10/15	USD	100	285,000

Corn Futures, 3/15 Put[2,9]	USD	360.000	2/20/15	USD	50	8,437

Corn Futures, 3/15 Put[2,9]	USD	350.000	2/20/15	USD	100	10,000

Crude Oil Futures, 12/15 Call[2,9]	USD	80.000	11/17/15	USD	300	711,000

Gold Futures, 2/15 Call[2,9]	USD	1,250.000	1/27/15	USD	50	17,500

Lean Hogs Futures, 2/15 Call[2,9]	USD	98.000	2/13/15	USD	20	800

Natural Gas (European) Futures, 3/15 Call[2,9]	USD	4.500	2/24/15	USD	50	5,500

Natural Gas Futures, 3/15 Call[2,9]	USD	4.500	2/24/15	USD	50	5,500

New York Harbor ULSD Futures, 2/15 Call[2,9]	USD	275.000	1/27/15	USD	300	1,260

Platinum Futures, 7/15 Call[2,9]	USD	1,400.000	6/17/15	USD	100	37,500

16      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Exercise Price		Expiration Date		Contracts	Value

Exchange-Traded Options Purchased (Continued)

RBOB Gasoline Futures, 7/15 Call[2,9]	USD	200.000	6/25/15	USD	100	$357,000

Total Exchange-Traded Options Purchased (Cost $2,102,874)						1,439,497

					Principal Amount

Certificate of Deposit—1.2%

Deutsche Bank AG, New York, 0.571%, 7/15/15[10] (Cost $4,000,000)					$4,000,000	4,000,096

					Shares

Investment Company—20.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,7,11] (Cost $65,847,635)					65,847,635	65,847,635

Total Investments, at Value (Cost $342,102,817)					100.9%	327,221,693

Net Other Assets (Liabilities)					(0.9)	(2,863,610)

Net Assets					100.0%	$324,358,083

Footnotes to Consolidated Statement of Investments

1. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $98,124, which represents 0.03% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	$481,671	$98,124	$383,547

2. All or a portion of the security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $9,359,590. See Note 5 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $10,777,244. See Note 5 of the accompanying Consolidated Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,416,556 or 9.07% of the Fund’s net assets as of December 31, 2014.

17       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	207,050,783	876,563,013	1,017,766,161	65,847,635

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$65,847,635	$134,907

8. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $82,260,071 or 25.36% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

9. Non-income producing security.

10. Represents the current interest rate for a variable or increasing rate security.

11. Rate shown is the 7-day yield as of December 31, 2014.

Futures Contracts as of December 31, 2014*
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Aluminum	LME	Buy	3/16/15	6	$277,313	$(4,840)
Brent Crude Oil	ICE	Buy	1/15/15	206	11,809,980	(549,456)
Brent Crude Oil	ICE	Buy	2/12/15	50	2,910,500	(12,214)
Coffee “C”	NYB	Buy	3/19/15	12	749,700	(132,967)
Copper	CMX	Buy	3/27/15	5	353,188	(5,197)
Corn	CBT	Sell	3/13/15	141	2,798,850	(62,504)
Cotton No. 2	NYBC	Sell	3/9/15	10	301,350	(2,255)
Lead	LME	Buy	3/16/15	112	5,202,400	(453,796)
Live Cattle	CME	Buy	8/31/15	46	2,806,460	7,725
Live Cattle	CME	Sell	4/30/15	46	2,988,160	12,561
Natural Gas	NYM	Sell	3/27/15	210	6,050,100	800,237
Natural Gas	NYM	Buy	2/25/15	210	6,081,600	(1,044,323)
Natural Gas	NYM	Buy	1/28/15	77	2,224,530	(285,818)
New York Harbor ULSD	NYM	Buy	2/27/15	100	7,632,240	(621,708)
Nickel	LME	Buy	3/16/15	101	9,174,234	(354,039)
Palladium	NYM	Sell	3/27/15	51	4,071,840	(6,253)
Platinum	NYM	Buy	4/28/15	230	13,909,250	121,323
Silver	CMX	Buy	3/27/15	1	77,995	243
Soybean	CBT	Sell	3/13/15	104	5,322,200	149,186
Soybean	CBT	Sell	3/13/15	5	173,800	6,688
Soybean	CBT	Sell	3/13/15	8	154,272	3,916
Sugar #11 World	NYB	Buy	4/30/15	615	10,276,896	(926,135)
Sugar #11 World	NYB	Buy	9/30/15	150	2,632,560	(143,933)
Sugar #11 World	NYB	Sell	6/30/15	520	8,881,600	664,485
Sugar #11 World	NYB	Sell	2/27/15	245	3,984,288	341,729
WTI Crude Oil	ICE	Sell	2/19/15	50	2,685,000	10,886
WTI Crude Oil	NYM	Buy	1/20/15	149	7,937,230	(604,076)
Zinc	LME	Buy	3/16/15	3	163,238	392

						$(3,090,143)

18      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

*All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at December 31, 2014*
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

Crude Oil Futures, 3/15 Put	USD	50.000	2/17/15	USD	(100)	$259,808	$(207,000)

Lean Hogs Futures, 2/15 Put	USD	78.000	2/13/15	USD	(20)	14,953	(8,600)

Natural Gas (European) Futures, 3/15 Call	USD	4.900	2/24/15	USD	(50)	74,847	(3,200)

Nickel Futures, 3/15 Put	USD	16500.000	3/4/15	USD	(50)	157,412	(498,087)

Palladium Futures, 3/15 Put	USD	750.000	2/18/15	USD	(25)	131,173	(19,875)

Total of Exchange-Traded Options Written						$638,193	$(736,762)

*All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Total Return Swaps at December 31, 2014*
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

BCOM Index	MAC	Receive	Official settlement price of BCOM Index	2/17/15	USD	(25,000)	$(967,357)

BCOM Index	GSG	Receive	Official settlement price of BCOM Index	2/17/15	USD	(25,000)	(967,289)

BCOMAG Index	BOA	Receive	Official settlement price of BCOMAG Index	2/17/15	USD	(35,250)	(1,330,439)

BCOMEN Index	BOA	Receive	Official settlement price of BCOMEN Index	2/17/15	USD	(27,500)	(2,527,322)

BCOMIN Index	BOA	Receive	Official settlement price of BCOMIN Index	2/17/15	USD	(23,500)	(360,672)

BCOMLI Index	BOA	Receive	Official settlement price of BCOMLI Index	2/17/15	USD	(7,000)	132,011

CIBZGSPP Index	CIBC	Receive	Official settlement price of CIBZGSPP Index	2/17/15	USD	(12,700)	(8,758)

Total of Over-the-Counter Total Return Swaps							$(6,029,826)

*All or a portion of these securities are owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

**Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

19       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Glossary:
Counterparty Abbreviations
BOA	Bank of America
CIBC	Canadian Imperial Bank of Commerce
GSG	Goldman Sachs Group, Inc. (The)
MAC	MacQuarie Group Ltd
MLCI	Merrill Lynch Commodities, Inc.

Definitions
BCOM	Bloomberg Commodity Index
BCOMAG	Bloomberg Agriculture Subindex
BCOMEN	Bloomberg Energy Subindex
BCOMIN	Bloomberg Industrial Metals Subindex
BCOMLI	Bloomberg Livestock Subindex.
CIBZGSPP	CIBC Custom 16 Commodity Index

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYB	New York Board of Trade
NYBC	New York
NYM	New York Mercantile Exchange

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $276,255,182)	$261,374,058
Affiliated companies (cost $65,847,635)	65,847,635

327,221,693

Cash	541,144

Cash used for collateral on OTC derivatives	5,315,000

Swaps, at value	132,011

Receivables and other assets:
Interest and dividends	1,035,602
Variation margin receivable	756,911
Shares of beneficial interest sold	726,635
Investments sold	78,202
Other	44,528

Total assets	335,851,726

Liabilities
Options written, at value (premiums received $638,193)	736,762

Swaps, at value	6,161,837

Payables and other liabilities:
Variation margin payable	2,426,617
Shares of beneficial interest redeemed	1,985,246
Trustees’ compensation	41,551
Distribution and service plan fees	34,667
Shareholder communications	10,566
Other	96,397

Total liabilities	11,493,643

Net Assets	$324,358,083

Composition of Net Assets
Par value of shares of beneficial interest	$139,942

Additional paid-in capital	1,388,697,439

Accumulated net investment loss	(306,425,756)

Accumulated net realized loss on investments	(733,953,877)

Net unrealized depreciation on investments	(24,099,665)

Net Assets	$324,358,083

21      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $105,124,316 and 45,524,271 shares of beneficial interest outstanding)	$2.31
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$2.45
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,942,706 and 1,759,170 shares of beneficial interest outstanding)	$2.24
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,997,362 and 13,597,422 shares of beneficial interest outstanding)	$2.21
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $133,080,484 and 56,633,700 shares of beneficial interest outstanding)	$2.35
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,155,671 and 3,613,912 shares of beneficial interest outstanding)	$2.26
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $44,057,544 and 18,813,984 shares of beneficial interest outstanding)	$2.34

See accompanying Notes to Consolidated Financial Statements.

22        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Interest	$745,920

Dividends - affiliated companies	134,907

Total investment income	880,827

Expenses
Management fees	4,853,916

Distribution and service plan fees:
Class A	381,267
Class B	64,069
Class C	412,742
Class R1	55,582

Transfer and shareholder servicing agent fees:
Class A	339,740
Class B	13,996
Class C	90,745
Class I	42,338
Class R1	24,564
Class Y	132,119

Shareholder communications:
Class A	27,207
Class B	1,982
Class C	8,380
Class I	26
Class R1	1,510

Trustees’ compensation	30,235

Custodian fees and expenses	29,697

Other	70,220

Total expenses	6,580,335
Less reduction to custodian expenses	(158)
Less waivers and reimbursements of expenses	(1,079,959)

Net expenses	5,500,218

Net Investment Loss	(4,619,391)

23        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(37,635,513)
Closing and expiration of option contracts written	2,994,376
Closing and expiration of futures contracts	(17,464,089)
Swap contracts	(29,385,464)

Net realized loss	(81,490,690)

Net change in unrealized appreciation/depreciation on:
Investments	1,202,431
Futures contracts	(3,136,991)
Option contracts written	(333,421)
Swap contracts	(4,374,709)

Net change in unrealized appreciation/depreciation	(6,642,690)

Net Decrease in Net Assets Resulting from Operations	$(92,752,771)

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

24        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment loss	$(4,619,391)	$(5,358,932)

Net realized loss	(81,490,690)	(6,844,032)

Net change in unrealized appreciation/depreciation	(6,642,690)	(34,404,260)

Net decrease in net assets resulting from operations	(92,752,771)	(46,607,224)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(27,268,471)	(44,981,219)
Class B	(2,610,118)	(4,411,230)
Class C	(5,218,604)	(14,008,780)
Class I	60,812,589	108,339,416
Class R1	(1,050,094)	(1,252,957)
Class Y	(16,457,594)	(209,035,789)

	8,207,708	(165,350,559)

Net Assets
Total decrease	(84,545,063)	(211,957,783)

Beginning of period	408,903,146	620,860,929

End of period (including accumulated net investment loss of $306,425,756 and $305,393,211, respectively)	$324,358,083	$408,903,146

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

25        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.98	$3.28	$3.34	$3.66	$3.42

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.63)	(0.26)	(0.02)	(0.07)	0.33

Total from investment operations	(0.67)	(0.30)	(0.06)	(0.11)	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.21)	(0.05)

Net asset value, end of period	$2.31	$2.98	$3.28	$3.34	$3.66

Total Return, at Net Asset Value[3]	(22.48)%	(9.15)%	(1.80)%	(2.93)%	8.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,124	$163,932	$228,224	$326,818	$439,204

Average net assets (in thousands)	$156,040	$190,441	$284,670	$424,280	$410,353

Ratios to average net assets:[4]
Net investment loss	(1.22)%	(1.20)%	(1.18)%	(1.15)%	(1.11)%
Total expenses[5]	1.68%	1.77%	1.90%	1.72%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.44%	1.49%	1.41%	1.40%

Portfolio turnover rate	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.72%
Year Ended December 31, 2013	1.82%
Year Ended December 31, 2012	1.95%
Year Ended December 30, 2011	1.77%
Year Ended December 31, 2010	1.85%

See accompanying Notes to Consolidated Financial Statements.

26        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class B	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.91	$3.23	$3.32	$3.63	$3.40

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.61)	(0.26)	(0.02)	(0.06)	0.31

Total from investment operations	(0.67)	(0.32)	(0.09)	(0.13)	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.18)	(0.02)

Net asset value, end of period	$2.24	$2.91	$3.23	$3.32	$3.63

Total Return, at Net Asset Value[3]	(23.02)%	(9.91)%	(2.71)%	(3.57)%	7.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,943	$7,762	$13,291	$17,965	$23,489

Average net assets (in thousands)	$6,421	$10,188	$15,469	$22,207	$23,528

Ratios to average net assets:[4]
Net investment loss	(1.98)%	(1.98)%	(2.08)%	(1.95)%	(1.89)%
Total expenses[5]	2.45%	2.64%	3.18%	2.99%	3.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%	2.24%	2.39%	2.23%	2.21%

Portfolio turnover rate	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	2.49%
Year Ended December 31, 2013	2.69%
Year Ended December 31, 2012	3.23%
Year Ended December 30, 2011	3.04%
Year Ended December 31, 2010	3.23%

See accompanying Notes to Consolidated Financial Statements.

27        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.86	$3.18	$3.26	$3.58	$3.35

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.59)	(0.26)	(0.01)	(0.06)	0.32

Total from investment operations	(0.65)	(0.32)	(0.08)	(0.13)	0.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.19)	(0.03)

Net asset value, end of period	$2.21	$2.86	$3.18	$3.26	$3.58

Total Return, at Net Asset Value[3]	(22.73)%	(10.06)%	(2.45)%	(3.69)%	7.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,997	$44,362	$64,074	$82,710	$86,502

Average net assets (in thousands)	$41,478	$52,931	$74,103	$92,415	$80,967

Ratios to average net assets:[4]
Net investment loss	(1.97)%	(1.97)%	(2.00)%	(1.91)%	(1.87)%
Total expenses[5]	2.44%	2.56%	2.74%	2.55%	2.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	2.22%	2.31%	2.18%	2.17%

Portfolio turnover rate	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	2.48%
Year Ended December 31, 2013	2.61%
Year Ended December 31, 2012	2.79%
Year Ended December 30, 2011	2.60%
Year Ended December 31, 2010	2.74%

See accompanying Notes to Consolidated Financial Statements.

28        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class I	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$3.01	$3.31	$3.49

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.02)	(0.01)
Net realized and unrealized loss	(0.64)	(0.28)	(0.17)

Total from investment operations	(0.66)	(0.30)	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00

Net asset value, end of period	$2.35	$3.01	$3.31

Total Return, at Net Asset Value[3]	(21.93)%	(9.06)%	(5.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,080	$109,031	$7,383

Average net assets (in thousands)	$141,492	$76,647	$275

Ratios to average net assets:[4]
Net investment loss	(0.76)%	(0.75)%	(0.70)%
Total expenses[5]	1.24%	1.25%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.96%	1.03%

Portfolio turnover rate	122%	80%	44%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.30%
Period Ended December 31, 2012	1.36%

See accompanying Notes to Consolidated Financial Statements.

29        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.92	$3.22	$3.29	$3.61	$3.38

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.04)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.62)	(0.26)	(0.02)	(0.06)	0.32

Total from investment operations	(0.66)	(0.30)	(0.07)	(0.11)	0.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.21)	(0.05)

Net asset value, end of period	$2.26	$2.92	$3.22	$3.29	$3.61

Total Return, at Net Asset Value[3]	(22.60)%	(9.32)%	(2.13)%	(3.08)%	8.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,156	$11,580	$14,102	$17,044	$18,176

Average net assets (in thousands)	$11,184	$12,654	$15,775	$18,734	$16,050

Ratios to average net assets:[4]
Net investment loss	(1.47)%	(1.47)%	(1.48)%	(1.40)%	(1.37)%
Total expenses[5]	1.93%	2.09%	2.38%	2.13%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.70%	1.79%	1.66%	1.66%

Portfolio turnover rate	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.97%
Year Ended December 31, 2013	2.14%
Year Ended December 31, 2012	2.43%
Year Ended December 30, 2011	2.18%
Year Ended December 31, 2010	2.35%

See accompanying Notes to Consolidated Financial Statements.

30        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class Y	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$3.01	$3.30	$3.35	$3.67	$3.43

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.64)	(0.26)	(0.02)	(0.07)	0.33

Total from investment operations	(0.67)	(0.29)	(0.05)	(0.10)	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.22)	(0.07)

Net asset value, end of period	$2.34	$3.01	$3.30	$3.35	$3.67

Total Return, at Net Asset Value[3]	(22.26)%	(8.79)%	(1.49)%	(2.57)%	8.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,058	$72,236	$293,787	$740,166	$1,198,790

Average net assets (in thousands)	$60,364	$130,023	$470,565	$1,173,253	$974,924

Ratios to average net assets:[4]
Net investment loss	(0.89)%	(0.82)%	(0.81)%	(0.81)%	(0.74)%
Total expenses[5]	1.35%	1.36%	1.39%	1.33%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.07%	1.11%	1.07%	1.03%

Portfolio turnover rate	122%	80%	44%	21%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.39%
Year Ended December 31, 2013	1.41%
Year Ended December 31, 2012	1.44%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.37%

See accompanying Notes to Consolidated Financial Statements.

31        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, RAF Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, option and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

32        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2014, the Fund owned 6,102,795 shares with net assets of $67,757,212.

Other financial information at December 31, 2014:

Total market value of investments	$70,533,958
Net assets	$67,757,212
Net income (loss)	$(760,541)
Net realized gain (loss)	$(42,799,884)
Net change in unrealized appreciation/depreciation	$(8,281,808)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

33        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

34        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$616,761,855	$407,717,982

1. As of December 31, 2014, the Fund had $616,761,855 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$183,272,671
2017	374,871,458
No expiration	58,617,726

Total	$616,761,855

2. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss

$3,586,846	$3,586,846

No distributions were paid during the years ended December 31, 2014 and December 31, 2013.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

35        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$725,721,134
Federal tax cost of other investments	49,259,806

Total federal tax cost	$774,980,940

Gross unrealized appreciation	$99,368,245
Gross unrealized depreciation	(507,086,227)

Net unrealized depreciation	$(407,717,982)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last

36        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

37        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

38        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligation	—	—	98,124	98,124
U.S. Government Obligations	—	46,135,830	—	46,135,830
Corporate Bonds and Notes	—	59,890,358	—	59,890,358
Structured Securities	—	51,251,570	—	51,251,570
Short-Term Notes	—	98,558,583	—	98,558,583
Exchange-Traded Options Purchased	1,439,497	—	—	1,439,497
Certificate of Deposit	—	4,000,096	—	4,000,096
Investment Company	65,847,635	—	—	65,847,635

Total Investments, at Value	67,287,132	259,836,437	98,124	327,221,693
Other Financial Instruments:
Swaps, at value	—	132,011	—	132,011
Futures contracts	2,119,371	—	—	2,119,371

Total Assets	$69,406,503	$259,968,448	$98,124	$329,473,075

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(6,161,837)	$—	$(6,161,837)
Options written, at value	—	(736,762)	—	(736,762)
Futures contracts	(5,209,514)	—	—	(5,209,514)

Total Liabilities	$(5,209,514)	$(6,898,599)	$—	$(12,108,113)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser

39        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$481,671
Market Value	$98,124
Market value as % of Net Assets	0.03%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

40        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

41        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $85,167,754 and $82,240,291 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

42        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $382,733 and $225,354 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

43        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $334,464 and $705,036 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	700	$955,880
Options written	4,588	7,128,282
Options closed or expired	(2,202)	(2,994,376)
Options exercised	(2,841)	(4,451,593)

Options outstanding as of December 31, 2014	245	$638,193

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

44        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $172,961,538 and $14,846,154 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

45        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

46        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$132,011	$(132,011)	$—	$—	$—

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

47        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(4,218,433)	$132,011	$1,414,422	$2,672,000	$—
Canadian Imperial Bank of Commerce	(8,758)	—	8,758	—	—
Goldman Sachs Group, Inc. (The)	(967,289)	—	—	967,289	—
MacQuarie Bank Ltd.	(967,357)	—	967,357	—	—

	$(6,161,837)	$132,011	$2,390,537	$3,639,289	$—

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts	Swaps, at value	$132,011		Swaps, at value	$6,161,837
Commodity contracts	Variation margin receivable	756,911	*	Variation margin payable	2,426,617	*
Commodity contracts				Options written, at value	736,762
Commodity contracts	Investments, at value	1,439,497

Total		$2,328,419			$9,325,216

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Commodity contracts	$1,047,054	$2,994,376	$(17,464,089)	$(29,385,464)	$(42,808,123)

48        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total
Commodity contracts	$(449,974)	$(333,421)	$(3,136,991)	$(4,374,709)	$(8,295,095)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	14,421,191	$42,901,547	15,114,737	$46,580,792
Redeemed	(23,985,494)	(70,170,018)	(29,654,865)	(91,562,011)
Net decrease	(9,564,303)	$(27,268,471)	(14,540,128)	$(44,981,219)

Class B
Sold	104,763	$302,921	57,879	$181,735
Redeemed	(1,013,231)	(2,913,039)	(1,504,926)	(4,592,965)
Net decrease	(908,468)	$(2,610,118)	(1,447,047)	$(4,411,230)

Class C
Sold	2,358,751	$6,697,280	2,341,014	$7,046,822
Redeemed	(4,249,791)	(11,915,884)	(7,004,969)	(21,055,602)
Net decrease	(1,891,040)	$(5,218,604)	(4,663,955)	$(14,008,780)

Class I
Sold	30,165,052	$89,258,753	43,658,354	$138,180,955
Redeemed	(9,698,114)	(28,446,164)	(9,725,106)	(29,841,539)
Net increase	20,466,938	$60,812,589	33,933,248	$108,339,416

Class R
Sold	1,148,790	$3,340,276	1,293,343	$3,900,488
Redeemed	(1,507,519)	(4,390,370)	(1,700,781)	(5,153,445)
Net decrease	(358,729)	$(1,050,094)	(407,438)	$(1,252,957)

Class Y
Sold	6,543,715	$19,049,869	12,784,139	$40,564,855
Redeemed	(11,755,270)	(35,507,463)	(77,832,346)	(249,600,644)
Net decrease	(5,211,555)	$(16,457,594)	(65,048,207)	$(209,035,789)

49        OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$150,420,735	$160,192,325
U.S. government and government agency obligations	1,004,120	8,554,133

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.94% of average annual net assets before any Subsidiary management fees or applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

50      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December 31, 2014	$45,650	$20,909	$1,851	$517

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the year ended December 31, 2014, this waiver reduced the Fund’s management fee by $921,248.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $158,711 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on September 28, 2014.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the

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9. Pending Litigation (Continued)

outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Commodity Strategy Total Return Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Commodity Strategy Total Return Fund and subsidiary, including the consolidated statement of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Commodity Strategy Total Return Fund and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

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services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Zivic and Christopher Proctor, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail commodities broad basket funds. The Board considered that the independent consultant does not have a performance category for retail front-end load specialty diversified funds that, like the Fund, specialize in commodities. The Board also considered Management’s assertion that reviewing performance of the commodity-only portion of the Fund’s portfolio provides greater insight into the performance of the Fund with respect to active commodities management. The Board noted that the Fund switched benchmarks on March 31, 2013 and that reviewing performance of the commodity-only portion of the Fund versus the DJ-UBS Excess Return Index provides greater insight into the performance of the Fund with respect to active commodities management. The Board also noted that the commodities-only portion of the Fund outperformed the DJ-UBS Excess Return Index in the second, third and fourth quarters of 2013. The Board considered that the Fund outperformed its performance category median for the one- and three-year periods but that it underperformed its performance category median for the five- and ten-year periods. The Board considered the change in portfolio management in April 2013, which has helped improve Fund performance.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail commodities broad basket funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median and its total expenses (after waivers) were higher than its respective peer group median. Within the total asset range of $250 million to $500 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board also noted that the Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by its subsidiary, RAF Fund Ltd. This waiver will continue to be in effect so long as the Fund invests in the subsidiary, and the Manager may not modify or terminate this waiver for one year from the date of the prospectus, unless approved by the Board.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1997) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1997) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zivic, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George Zivic, Vice President (since 2013) Year of Birth: 1969	Senior Vice President and Team Leader, Commodities, of the Sub-Adviser (since April 2013). Prior to joining the Sub-Adviser, he was a founding partner and portfolio manager of Almanac Capital Management, LP, a commodity focused alternative investment firm, (2006-2013) and also(2004-2005). Director, Head of Commodity Allocations, Alternative Capital at Credit Suisse (in 2006), and Vice President, Structured Derivatives Group at Rabobank International (2003-2004), and Vice President of Commodity Trading at XL Capital (2001-2003). A portfolio manager and officer of in the OppenheimerFunds complex.

Christopher Proctor, Vice President (since 2013) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel

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Arthur S. Gabinet, Continued	(since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

67       OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0735.001.1214 February 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $39,400 in fiscal 2014 and $43,000 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and $1,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $697,965 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $10,000 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,069 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,499,428 in fiscal 2014 and $1,281,085 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/11/2015